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                                                                    Exhibit 23.1


                       Consent of Pedersen & Houpt, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in the Registration Statement on Form S-1 of Blue Rhino Corporation, as filed with the Securities and Exchange Commission on September 30, 1998.



                                  /s/ Pedersen & Houpt, P.C.
                                  --------------------------------------
                                  Pedersen & Houpt, P.C.




Chicago, Illinois
September 30, 1998